                                                                    Exhibit 10.1

                                                                  CONFORMED COPY

                      AMENDMENT NO. 2 TO CREDIT AGREEMENTS

     AMENDMENT NO. 2 dated as of May 9, 2001 to each of the Second Amended and Restated Credit Agreement (as previously amended by Amendment No. 1 to Credit Agreements ("Amendment No. 1") dated as of September 18, 2000, the "Second AR Credit Agreement") and the Credit Agreement (as previously amended by Amendment No. 1, the "June 2000 Credit Agreement"; the Second AR Credit Agreement and the June 2000 Credit Agreement are together the "Credit Agreements" and each is individually a "Credit Agreement"), each dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Bankers Trust Company, as Administrative Agent (in such capacity, the "Administrative Agent") and, in the case of the Second AR Credit Agreement only, as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.

                              W I T N E S S E T H:

     WHEREAS, the Borrower has asked the Lenders under each Credit Agreement to agree to certain amendments to the covenants contained in the Credit Agreements, and the Lenders are willing to do so on the terms and conditions set forth herein; and

     WHEREAS, the Borrower wishes to reduce the aggregate amount of the Revolving Facility Commitments under the Second AR Credit Agreement from $150,000,000 to $125,000,000;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. As used herein, (i) capitalized terms defined in, or defined by reference in, both Credit Agreements with identical meanings and not otherwise defined herein, have the respective meanings provided for in the Credit Agreements, and (ii) capitalized terms not otherwise defined herein that are defined in, or by reference in, one of the Credit Agreements and not defined in the other Credit Agreement, have the respective meanings provided for in the Credit Agreement wherein such term is defined.

                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.01. Amendment to Definitions. Section 1.01 of each of the Credit
                   ------------------------
Agreements is amended by inserting the following definition in appropriate alphabetical order:

  "Digital Capital Expenditures" means any Capital Expenditures which accomplish the purpose of upgrading the antennae and towers (and all related technical equipment) of the Borrower and its Subsidiaries to provide over-the-air digital television transmission by May 1,2002 in order to comply with the applicable rules, regulations and timetables established by the Federal Communications Commission (see 47 C.F.R. ss.73.624).

     SECTION 2.02. Amendment to Appendices. Appendix I to the Second AR Credit
                   -----------------------
Agreement is hereby amended and restated in its entirety by Appendix I attached hereto.

     SECTION 2.03. Amendment to Pro Forma Debt Service Coverage Ratio. Section
                   --------------------------------------------------
5.01 (l) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

          (l) Pro Forma Debt Service Coverage. Cause, at all times, the ratio of Operating Cash Flow minus Capital Expenditures (other than Digital Capital Expenditures), in each case for the four consecutive Fiscal Quarters then most recently ended, to Pro Forma Debt Service at such time to be not less than 1.10x, except in the case of the four consecutive Fiscal Quarters ended September 30, 2001, in which case such ratio shall not be less than 1.05x.

     SECTION 2.04. Amendment to Interest Coverage Ratio. Section 5.01 (m) of
                   ------------------------------------
each of the Credit Agreements is amended by (a) deleting the reference to "during any year" in clause (ii), (b) replacing the reference in clause (ii) to "such year" with "such Fiscal Quarter" and (c) amending and restating the table contained therein to read in its entirety as follows:


                Fiscal Quarter                    Required
                    Ending                         Ratio
                    ------                         -----

   March 31, 2001                                        1.50x

   June 30, 2001                                         1.40x

   September 30, 2001                                    1.40x

   December 31, 2001                                     1.40x

   March 31, 2002                                        1.40x

   June 30, 2002                                         1.40x

   September 30, 2002                                    1.40x

   December 31, 2002                                     1.40x

   March 31, 2003                                        1.50x

   June 30, 2003                                         1.50x

   September 30, 2003                                    1.50x

   December 31, 2003                                     1.65x

   March 31, 2004                                        1.65x

   June 30, 2004                                         1.65x

   September 30, 2004                                    1.65x

   December 31, 2004                                     1.65x

   March 31, 2005 and thereafter                         1.75x


     SECTION 2.05. Amendment to Senior Debt to Operating Cash Flow Ratio.
                   -----------------------------------------------------
Section 5.01 (n) of each of the Credit Agreements is amended by amending and restating the table contained therein to read in its entirety as follows:


                           Fiscal Quarter
                                                             Required
                               Ending                         Ratio
                               ------                         -----

             March 31, 2001                                         3.00x

             June 30, 2001                                          3.00x

             September 30, 2001                                     3.00x

             December 31, 2001                                      2.75x

             March 31, 2002                                         2.75x

             June 30, 2002                                          2.75x

             September 30, 2002                                     2.75x

             December 31, 2002                                      2.50x

             March 31, 2003                                         2.50x

             June 30, 2003                                          2.50x

             September 30, 2003                                     2.50x

             December 31, 2003                                      2.50x

             March 31, 2004                                         2.25x

             June 30, 2004                                          2.25x

             September 30, 2004                                     2.25x

             December 31, 2004                                      2.25x

             March 31, 2005 and thereafter                          2.00x



     SECTION 2.06. Amendment to Debt to Operating Cash Flow Ratio. Section 5.01
                   ----------------------------------------------
(o) of each of the Credit Agreements is amended by amending and restating the table contained therein to read in its entirety as follows:


                               Fiscal Quarter
                                   Ending              Required Ratio
                                   ------              --------------

              March 31, 2001                                       7.00x

              June 30, 2001                                        7.25x

              September 30, 2001                                   7.40x

              December 31, 2001                                    7.25x

              March 31, 2002                                       7.25x

              June 30, 2002                                        7.25x

              September 30, 2002                                   7.25x

              December 31, 2002                                    7.00x

              March 31, 2003                                       7.00x

              June 30, 2003                                        6.50x

              September 30, 2003                                   6.50x

              December 31, 2003                                    6.25x

              March 31, 2004                                       6.25x

              June 30, 2004                                        5.75x

              September 30, 2004                                   5.75x

              December 31, 2004                                    5.75x

              March 31, 2005 and thereafter                        5.25x


     SECTION 2.07. Restricted Payments Covenant. (a) The Borrower may no longer
                   ----------------------------
make any Restricted Payments pursuant to clause (iv) of Section 5.02(g) of each of the Credit Agreements.

  (b) Clause (v) of Section 5.02(g) and the two provisos immediately following such clause (v) of each of the Credit Agreements are amended and restated to read in their entirety as follows:

     "(v) at any time when, as of the last day of the immediately preceding month, the Senior Debt to Operating Cash Flow Ratio was less than or equal to 1.0x, the Borrower may purchase, or make distributions of cash dividends on, shares of its common stock so long as before and after giving effect to any such purchase or distribution, the aggregate amount paid by the Borrower for all such purchases and distributions pursuant to this clause (v) from and after the Closing Date shall not exceed $70,000,000; provided that in the case of any purchase or distribution pursuant to clause (iv) or (v) it shall also be a condition that (I) in each case the Administrative Agent shall have received a certificate of the Borrower's chief financial officer for such period, substantially in the form of Exhibit J, and (II) before and after giving effect to any such purchase or distribution, no Default shall have occurred and be continuing and the Borrower shall be in compliance with Section 4.05(a) of the indenture governing any Existing Subordinated Debt as in effect on the Closing Date, and of any equivalent provisions of any indentures governing any Permitted Subordinated Debt."

     SECTION 2.08. Amendment to Pricing Schedules. (a) The Pricing Schedule of
                   ------------------------------
the Second AR Credit Agreement is amended by amending and restating the table contained therein, and the Pricing Schedule of the 2000 Credit Agreement is amended by amending and restating the table with respect to the Term A Loan Advances contained therein, each to read in its entirety as follows:

Debt to Operating Cash     Base Rate      CD Rate Margin    Eurodollar      Letter of Credit Fee
Flow Ratio                 Margin                           Margin          Rate
-------------------------- -------------- ----------------- --------------- ----------------------
greater or equal to 7.00x  1.750%         3.125%            3.000%          3.000%
-------------------------- -------------- ----------------- --------------- ----------------------

greater or equal to 6.50x  1.500%         2.875%            2.750%          2.750%
-------------------------- -------------- ----------------- --------------- ----------------------

greater or equal to 6.00x  1.000%         2.375%            2.250%          2.250%
-------------------------- -------------- ----------------- --------------- ----------------------

greater or equal to 5.50x  0.750%         2.125%            2.000%          2.000%
-------------------------- -------------- ----------------- --------------- ----------------------

greater or equal to 5.00x  0.500%         1.875%            1.750%          1.750%
-------------------------- -------------- ----------------- --------------- ----------------------

5.00x                      0.250%         1.625%            1.500%          1.5000%
-------------------------- -------------- ----------------- --------------- ----------------------

     (b) The Pricing Schedule of the 2000 Credit Agreement is further amended by amending and restating the table with respect to the Term Loan B Advances contained therein to read in its entirety as follows:

-------------------------- ----------------------- -----------------------
Base Rate Margin           CD Rate Margin          Eurodollar Margin
-------------------------- ----------------------- -----------------------

2.000%                     3.375%                  3.250%
-------------------------- ----------------------- -----------------------


     SECTION 2.09. Covenant Calculations. For purposes of calculating compliance with the financial covenants set forth in Sections 5.01(l) through 5.01(o) of each of the Credit Agreements, (a) Consolidated Net Income for any period shall be calculated on a Pro Forma Basis excluding (net of income tax effect) the fees paid by the Borrower in connection with this Amendment No. 2 (the "Amendment Fees") during such period and (b) the principal amount of Senior Debt and Debt outstanding on the last day of any Fiscal Quarter shall be reduced by the amount of any Revolving Facility Borrowing the proceeds of which were used by the Borrower to pay the Amendment Fees.

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.01. Representations Correct; No Default. The Borrower represents
                   -----------------------------------
and warrants that on and as of the date hereof: (i) the representations and warranties contained in each of the Credit Agreements and each of the other Loan Documents are correct; and (ii) no event has occurred and is continuing which (assuming the effectiveness of this Amendment) constitutes (or would constitute) a Default.

     SECTION 3.02. Effectiveness. (a) This Amendment No. 2 shall become
                   -------------
effective upon the date (the "Effective Date") when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart thereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The calculation of any commitment fees and accrued interest and letter of credit fees on Advances, Letters of Credit and unpaid reimbursement obligations outstanding on the Effective Date shall reflect as of the Effective Date the changes in the Pricing Schedules and to the Revolving Credit Commitments made hereby, and such changes to the Revolving Credit Commitments shall be effective as of the close of business on the Effective Date.

  (b) If the Effective Date occurs, the Borrower shall pay the Administrative Agent, in immediately available funds, for the account of each Lender that has evidenced its agreement hereto as provided in Section 3.02(a) by 5:00 P.M. (New York City time) on the later of (i) May 10, 2001 and (ii) the Domestic Business Day on which the Administrative Agent issues a notice to the Lenders under each Credit Agreement saying this Amendment No. 2 has become effective (such later date being the "Fee Determination Date"), an amendment fee in an amount equal to 0.25% of the sum of (A) the Revolving Credit Commitment of such Lender (determined as of the close of business on the Effective Date, after giving effect to the changes made pursuant hereto) and (B) the outstanding principal amount of such Lender's Term Loan A Advances and Term Loan B Advances (as of the opening of business on the date hereof), such amendment fees being due on the first Domestic Business Day after the Fee Determination Date.

     SECTION 3.03. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 3.04. Effect of Amendments. Except as expressly set forth herein,
                   --------------------
the amendments contained herein shall not constitute a waiver or amendment of any term or condition of either of the Credit Agreements or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 3.05. Execution in Counterparts. This Amendment No. 2 may be
                   -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective authorized officers as of the date first above written.

                            YOUNG BROADCASTING INC.

                            By: /s/  James A. Morgan
                                --------------------------------
                            Title:   Executive Vice President
                                     and Chief Financial Officer


                            BANKERS TRUST COMPANY, AS
                            ADMINISTRATIVE AGENT

                            By: /s/ Susan L. LeFevre
                                --------------------------------
                            Title: Director


                            FIRST UNION NATIONAL BANK, AS
                            SYNDICATION AGENT


                            By: /s/ Joe Mynatt
                                --------------------------------
                            Title: Vice President


                            CIBC WORLD MARKETS CORP., AS
                            SYNDICATION AGENT


                            By: /s/ Tefta Ghilaga
                                --------------------------------
                            Title: Executive Director


                            BANKERS TRUST COMPANY

                            By: /s/ Susan L LeFevre
                                --------------------------------
                            Title: Director

                            PINEHURST TRADING, INC.


                            By: /s/ Ann E. Morris
                                --------------------------------
                            Title: Assistant Vice President


                            AIMCO CDO SERIES 2000-A

                            By: /s/ Jerry D. Zinkula
                                --------------------------------
                            Title: Authorized Signatory

                            By: /s/ Patricia W. Wilson
                                --------------------------------
                            Title: Authorized Signatory


                            ALLSTATE LIFE INSURANCE COMPANY

                            By: /s/ Jerry D. Zinkula
                                --------------------------------
                            Title: Authorized Signatory

                            By: /s/ Patricia W. Wilson
                                --------------------------------
                            Title: Authorized Signatory


                            KZH STERLING LLC

                            By: /s/ Susan Lee
                                ---------------------------------
                            Title: Authorized Agent


                            AMC CDO II, LIMITED

                            By: American Money Management Corp.,
                                as Collateral Manager

                            By: /s/ David P. Meyer
                                --------------------------------
                            Title: Vice President

                            ARES LEVERAGED INVESTMENT FUND L.P.

                            By: ARES Management, L.P.
                            Its: General Partner


                            By: /s/ David A. Sachs
                                --------------------------------
                            Title: Vice President


                            ARES LEVERAGED INVESTMENT
                            FUND II, L.P.

                            By: ARES Management II, L.P.
                            Its: General Partner

                            By: /s/ David A. Sachs
                                --------------------------------
                            Title: Vice President


                            ARES III CLO LTD.

                            By: ARES CLO Management LLC,
                                Investment Manager

                            By: /s/ David A. Sachs
                                --------------------------------
                            Title: Vice President

                            ARES IV CLO, LTD.

                            By: ARES CLO Management IV, L.P.,
                                Investment Manager

                            By: Ares CLO GP IV, LLC, Its
                                Managing Member

                            By: /s/ David A. Sachs
                                ------------------------------------------------
                            Title: Vice President


                            GRAYSTON CLO 2001-01 LTD.
                            By: Bear Stearns Asset Management
                                Inc. as its Collateral Manager

                            By: /s/ Niall D. Rosenzweig
                                ------------------------------------------------
                            Title: Vice President


                            THE BANK OF TOKYO-MITSUBISHI, LTD.

                            By: /s/ William Vukovich
                                ------------------------------------------------
                            Title: Vice President

                            SAWGRASS TRADING LLC

                            By:_______________________________________
                            Name:
                            Title:


                            CARLYLE HIGH YIELD PARTNERS II, LTD.


                            By:_______________________________________
                            Name:
                            Title:


                            CARLYLE HIGH YIELD PARTNERS, L.P.


                            By:_______________________________________
                            Name:
                            Title:


                            CENTURION CDO II LTD.
                            By: American Express Asset Management
                                Group Inc., as Collateral Manager

                            By: /s/ Michael M. Leyland
                                ------------------------------------------------
                            Title: Managing Director


                            CANADIAN IMPERIAL BANK OF COMMERCE

                            By: /s/ Tefta Ghilaga
                                ------------------------------------------------
                            Title: Executive Director


                            STRATEGIC MANAGED LOAN PORTFOLIO

                            By: CITIBANK, N.A., as MANAGER

                            By: /s/ Mike Regan
                                ------------------------------------------------
                            Title: Alternative Investment Strategies


                            CITIBANK, N.A.

                            By:_______________________________________
                            Name:
                            Title:



                            KZH CNC LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent

                            WINGED FOOT FUNDING TRUST

                            By: /s/ Ann E. Morris
                                ------------------------------------------------
                            Title: Authorized Agent


                            CREDIT SUISSE FIRST BOSTON

                            By:_______________________________________
                            Name:
                            Title:


                            CSAM FUNDING I

                            By: /s/ Andrew H. Marshak
                                ------------------------------------------------
                            Title: Authorized Signatory

                            FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                            COMPANY

                            By: /s/ Jonathan D. Sharkey
                                ------------------------------------------------
                            Title: Principal


                            CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                            By: /s/ Jonathan D. Sharkey
                                ------------------------------------------------
                            Title: Principal


                            CYPRESSTREE INVESTMENT PARTNERS II LTD.

                            By: /s/ Jonathan D. Sharkey
                                ------------------------------------------------
                            Title: Principal


                            NORTH AMERICAN SENIOR FLOATING RATE FUND

                            By: /s/ Jonathan D. Sharkey
                                ------------------------------------------------
                            Title: Principal

                            CYPRESSTREE SENIOR FLOATING RATE FUND
                            By: CypressTree Investment Management
                                Company, Inc. as Portfolio Manager

                            By: /s/ Jonathan D. Sharkey
                                ------------------------------------------------
                            Title: Principal

                            DAI-ICHI KANGYO BANK, LIMITED

                            By: /s/ Daniel Guevara
                                ------------------------------------------------
                            Title: Vice President


                            OLYMPIC FUNDING TRUST, SERIES 1999-1

                            By: /s/ Ann E. Morris
                                ------------------------------------------------
                            Title: Authorized Agent


                            SEQUILS-CUMBERLAND I, LTD.
                            By: Deerfield Capital Management, L.L.C., as its
                                Collateral Manager

                            By: /s/ Mark E. Wittnebel
                                ------------------------------------------------
                            Title: Senior Vice President


                            SENIOR DEBT PORTFOLIO

                            By: Boston Management and Research as
                                Investment Advisor

                            By: /s/ Payson F. Swaffield
                                ------------------------------------------------
                            Title: Vice President


                            ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

                            By: /s/ Robert Wagman
                                ------------------------------------------------
                            Title: Vice President

                            By: /s/ John Runnion
                                ------------------------------------------------
                            Title: Managing Director

                            FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                            FLOATING RATE HIGH INCOME

                            By: /s/ John H. Costello
                                ------------------------------------------------
                            Title: Assistant Treasurer


                            FIRSTAR BANK, NATIONAL ASSOCIATION


                            By: /s/ Christian Bugyis
                                ------------------------------------------------
                            Title: Vice President

                            CITIBANK N.A. as ADDITIONAL INVESTMENT MANAGER for and on behalf of FIVE FINANCE CORPORATION

                            By: /s/ Mike Regan
                                ------------------------------------------------
                            Title: Alternative Investment Strategies

                            By: /s/ Maura K. Connor
                                ------------------------------------------------
                            Title: Alternative Investment Strategies


                            FLEET NATIONAL BANK

                            By: /s/ Patrick Bonebrake
                                ------------------------------------------------
                            Title: Vice President

                            APEX (IDM) CDO I, LTD.


                            By: /s/ Mark K. Misenheimer
                                ------------------------------------------------
                            Title: S.V.P.



                            ELC (CAYMAN) LTD., 2000-I

                            By: /s/ Mark K. Misenheimer
                                ------------------------------------------------
                            Title: S.V.P.



                            TRYON CLO LTD. 2000-1

                            By: /s/ Mark K. Misenheimer
                                ------------------------------------------------
                            Title: S.V.P.


                            FIRST UNION NATIONAL BANK

                            By: /s/ Joe Mynatt
                                ------------------------------------------------
                            Title: Vice President


                            KZH PONDVIEW LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            KZH WATERSIDE LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent

                            GENERAL MOTORS EMPLOYEES GLOBAL PENSION TRUST

                            By:_______________________________________
                            Name:
                            Title:




                            GENERAL MOTORS WELFARE BENEFITS TRUST

                            By:_______________________________________
                            Name:
                            Title:


                            HARCH CLO I LIMITED


                            By: /s/ Michael E. Lewitt
                                ------------------------------------------------
                            Title: Authorized Signatory


                            HELLER FINANCIAL INC.

                            By:_______________________________________
                            Name:
                            Title:


                            INDOSUEZ CAPITAL FUNDING IV, L.P.


                            By: /s/ Melissa Marano
                                ------------------------------------------------
                            Title: Vice President


                            ARCHIMEDES FUNDING III, LTD.

                            By: ING Capital Advisors LLC, as Collateral Manager

                            By: /s/ Wade T. Winter
                                ------------------------------------------------
                            Title: Vice President

                            ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                            By: ING Capital Advisors LLC, as Collateral Manager

                            By: /s/ Wade T. Winter
                                ------------------------------------------------
                            Title: Vice President

                            KZH ING-1 LLC


                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent

                            KZH ING-2 LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            NEMEAN CLO, LTD.
                            By: ING Capital Advisors LLC, as Investment
                                Manager

                            By: /s/ Wade T. Winter
                                ------------------------------------------------
                            Title: Vice President


                            SEQUILS-ING I (HBDGM), LTD.
                            By: ING Capital Advisors LLC, as Collateral
                                Manager

                            By: /s/ Wade T. Winter
                                ------------------------------------------------
                            Title: Vice President


                            INVESCO CBO 2000-1 LTD.
                            By: INVESCO Senior Secured Management,
                                Inc. as Portfolio Advisor

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory


                            AERIES FINANCE-II  LTD.
                            By: INVESCO Senior Secured Management,
                                Inc. as Sub-Managing Agent

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory

                            AVALON CAPITAL LTD.
                            By: INVESCO Senior Secured Management,
                                Inc. as Portfolio Advisor

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory


                            AVALON CAPITAL LTD. 2
                            By: INVESCO Senior Secured Management,
                                Inc. as Portfolio Advisor

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                                Title: Authorized Signatory

                            CERES II FINANCE LTD.
                            By: INVESCO Senior Secured Management,
                                Inc. as Sub-Managing Agent (Financial)


                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory


                            CHARTER VIEW PORTFOLIO

                            By: INVESCO Senior Secured Management,
                                Inc. as Investment Advisor

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory


                            AIM FLOATING RATE FUND

                            By: INVESCO Senior Secured Management,
                                Inc. as Attorney in fact

                            By: /s/ Gregory Stoeckle
                                ------------------------------------------------
                            Title: Authorized Signatory

                            KATONAH I, LTD.


                            By: /s/ Ralph Della Rocca
                                ------------------------------------------------
                            Title: Authorized Officer


                            KEMPER FLOATING RATE FUND

                            By: /s/ Kenneth Weber
                                ------------------------------------------------
                            Title: Senior Vice President


                            KZH CYPRESSTREE-1 LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            MELLON BANK, N.A.

                            By: /s/ Raghunatha Reddy
                                ------------------------------------------------
                            Title: Lending Officer

                            MERRILL LYNCH GLOBAL INVESTMENT SERIES BANK LOAN INCOME PORTFOLIO

                            By: Merrill Lynch Investment Managers, L.P. as
                                Investment Advisor

                            By: /s/ Joseph Matteo
                                ------------------------------------------------
                            Title: Authorized Signatory


                            LONGHORN CDO (CAYMAN) LTD.
                            By: Merrill Lynch Investment Managers, L.P. as
                                Investment Advisor

                            By: /s/ Joseph Matteo
                                ------------------------------------------------
                            Title: Authorized Signatory


                            MERRILL LYNCH MASTER SENIOR FLOATING
                            RATE TRUST

                            By: /s/ Joseph Matteo
                                ------------------------------------------------
                            Title: Authorized Signatory


                            MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                            By: /s/ Joseph Matteo
                                ------------------------------------------------
                            Title: Authorized Signatory


                            METROPOLITAN LIFE INSURANCE COMPANY

                            By: /s/ James Dingler
                                ------------------------------------------------
                            Title: Director


                            MADISON AVENUE CDO I, LIMITED, by METROPOLITAN LIFE INSURANCE COMPANY as Collateral Manager

                            By: /s/ James Dingler
                                ------------------------------------------------
                            Title: Director


                            METROPOLITAN PROPERTY AND CASUALTY INSURANCE

                            By: /s/ James Dingler
                                ------------------------------------------------
                            Title: Director


                            MUZINICH CASHFLOW CBO II, LTD.

                            By: /s/ Daniel Naccarella
                                ------------------------------------------------
                            Title: Attorney-in-Fact

                            NATEXIS BANQUES POPULAIRES

                            By: /s/ Evan S. Kraus
                                ------------------------------------------------
                            Title: Vice President

                            By: /s/ Cynthia E. Sachs
                                ------------------------------------------------
                            Title: Vice President, Group Manager


                            KZH SHOSHONE LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            OPPENHEIMER HARBOURVIEW CDO II LTD.

                            By:_______________________________________
                            Name:
                            Title:




                            OPPENHEIMER SENIOR FLOATING RATE FUND

                            By:_______________________________________
                            Name:
                            Title:




                            ADDISON CDO, LIMITED (Acct 1279)

                            By: Pacific Investment Management Company LLC, as
                                its Investment Advisor

                            By: /s/ Mohan V. Phansalkar
                                ------------------------------------------------
                            Title: Executive Vice President


                            ATHENA CDO, LIMITED (Acct 1277)

                            By: Pacific Investment Management Company LLC, as
                                its Investment Advisor

                            By: /s/ Mohan V. Phansalkar
                                ------------------------------------------------
                            Title: Executive Vice President

                            CAPTIVA III FINANCE LTD. (Acct 275)
                            as advised by Pacific Investment Management
                            Company LLC

                            By: /s/ David Dyer
                                ------------------------------------------------
                            Title: Director


                            CAPTIVA IV FINANCE LTD. (Acct 1275)
                            as advised by Pacific Investment Management
                            Company LLC

                            By: /s/ David Dyer
                                ------------------------------------------------
                            Title: Director

                            DELANO COMPANY (Acct 274)

                            By: Pacific Investment Management Company LLC, as
                                its Investment Advisor

                            By: /s/ Mohan V. Phansalkar
                                ------------------------------------------------
                            Title: Executive Vice President


                            JISSEKIKUN FUNDING, LTD. (Acct 1288)

                            By: Pacific Investment Management Company, LLC
                                as its Investment Advisor

                            By: /s/ Mohan V. Phansalkar
                                ------------------------------------------------
                            Title: Executive Vice President


                            KZH LANGDALE LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            PUTNAM DIVERSIFIED INCOME TRUST

                            By: /s/ John Verani
                                ------------------------------------------------
                            Title: Vice President

                            PUTNAM VARIABLE TRUST

                            PVT DIVERSIFIED INCOME FUND


                            By: /s/ John Verani
                                ------------------------------------------------
                            Title: Vice President

                            NORSE CBO, LTD.

                            By: Regiment Capital Management, LLC as its
                                Investment Advisor

                            By: Regiment Capital Advisors, LLC its
                                Manager and pursuant to delegated authority


                            By: /s/ Timothy Peterson
                                ------------------------------------------------
                            Title: President

                            REGIMENT CAPITAL, LTD.

                            By: Regiment Capital Management, LLC as its
                                Investment Advisor

                            By: Regiment Capital Advisors, LLC its
                                Manager and pursuant to delegated authority


                            By: /s/ Timothy Peterson
                                ------------------------------------------------
                            Title: President


                            GALAXY CLO 1999-1, LTD.

                            By: SAI Investment Advisor, Inc., its Collateral
                                Manager

                            By: /s/ John G. Lapham
                                ------------------------------------------------
                            Title: Authorized Agent


                            KZH SOLEIL LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            KZH SOLEIL-2 LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            SHENKMAN CAPITAL MANAGEMENT/SCM COMMUNICATIONS

                            By:_______________________________________
                            Name:
                            Title:

                            STANFIELD CLO, LTD.

                            By: Stanfield Capital Partners LLC as its
                                Collateral Manager

                            By: /s/ Christopher A. Bondy
                                ------------------------------------------------
                            Title: Partner


                            STANFIELD/RMF TRANSATLANTIC CDO LTD.

                            By: Stanfield Capital Partners LLC as its
                                Collateral Manager

                            By: /s/ Christopher A. Bondy
                                ------------------------------------------------
                            Title: Partner


                            WINDSOR LOAN FUNDING, LIMITED

                            By: Stanfield Capital Partners LLC as its
                                Investment Manager

                            By: /s/ Christopher A. Bondy
                                ------------------------------------------------
                            Title: Partner


                            STEIN ROE FLOATING RATE LIMITED LIABILITY
                            COMPANY

                            By: /s/ Brian W. Good
                                ------------------------------------------------
                            Title: Senior Vice President


                            LIBERTY- STEIN ROE ADVISOR FLOATING RATE
                            ADVANTAGE FUND, by Stein Roe & Farnham Incorporated as Advisor


                            By: /s/ Brian W. Good
                                ------------------------------------------------
                                Title: Senior Vice President


                            SRF 2000 LLC

                            By: /s/ Ann E. Morris
                                ------------------------------------------------
                            Title: Assistant Vice President

                            STEIN ROE & FARNHAM CLO I LTD., by Stein Roe & Farnham Incorporated as Portfolio Manager


                            By: /s/ Brian W. Good
                                ------------------------------------------------
                            Title: Senior Vice President

                            SUNTRUST BANK

                            By: /s/ W. David Wisdom
                                ------------------------------------------------
                            Title: Vice President


                            CAPTIVA II FINANCE LTD.

                            By: /s/ David Dyer
                                ------------------------------------------------
                            Title: Director


                            CONTINENTAL ASSURANCE COMPANY

                            By:_______________________________________
                            Name:
                            Title:



                            KZH CRESCENT LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent


                            KZH CRESCENT-3 LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent

                            UNITED OF OMAHA LIFE INSURANCE COMPANY

                            By: TCW Asset Management Company, its
                                Investment Advisor

                            By: /s/ Mark Gold
                                ------------------------------------------------
                            Title: Managing Director

                            By: /s/ Jonathan Insull
                                ------------------------------------------------
                            Title: Senior Vice President


                            KZH CRESCENT-2 LLC

                            By: /s/ Susan Lee
                                ------------------------------------------------
                            Title: Authorized Agent

                            SEQUILS I, LTD.

                            By: TCW Advisors, Inc. as its Collateral Manager

                            By: /s/ Mark Gold
                                ------------------------------------------------
                            Title: Managing Director

                            By: /s/ Jonathan Insull
                                ------------------------------------------------
                            Title: Senior Vice President


                            SEQUILS IV, LTD.

                            By:  TCW Advisors, Inc. as its Collateral Manager

                            By: /s/ Mark Gold
                                ------------------------------------------------
                            Title: Managing Director

                            By: /s/ Jonathan Insull
                                ------------------------------------------------
                            Title: Senior Vice President

                            TCW SELECT LOAN FUND, LIMITED

                            By:  TCW Advisors, Inc. as its Collateral Manager


                            By: /s/ Mark Gold
                                ------------------------------------------------
                            Title: Managing Director

                            By: /s/ Jonathan Insull
                                ------------------------------------------------
                            Title: Senior Vice President


                            TORONTO DOMINION (NEW YORK), INC.

                            By: /s/ Stacey Malek
                                ------------------------------------------------
                            Title: Vice President


                            COLISEUM FUNDING, LTD.
                            By: Travelers Asset Management International
                                Company, LLC

                            By: /s/ John W. Petchler
                                ------------------------------------------------
                            Title: Second Vice President


                            COLUMBUS LOAN FUNDING, LTD.

                            By: Travelers Asset Management International
                                Company, LLC

                            By: /s/ John W. Petchler
                                ------------------------------------------------
                            Title: Second Vice President

                            TRAVELERS CORPORATE LOAN FUND, INC.

                            By: Travelers Asset Management International
                                Company, LLC

                            By: /s/ John W. Petchler
                                ------------------------------------------------
                            Title: Second Vice President


                            THE TRAVELERS INSURANCE COMPANY

                            By: /s/ John W. Petchler
                                ------------------------------------------------
                            Title: Second Vice President


                            CREDIT INDUSTRIEL ET COMMERCIAL

                            By: /s/ Marcus Edward
                                ------------------------------------------------
                            Title: Vice President

                            By: /s/ Anthony Rock
                                ------------------------------------------------
                            Title: Vice President


                            US BANK NATIONAL ASSOCIATION

                            By: /s/ Kenneth L. Altena
                                ------------------------------------------------
                            Title: Vice President

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 2:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
    By: Young Broadcasting of Louisiana, Inc., its General Partner
WKRN, G.P.
    By: Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
    By: Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.

         By: James A. Morgan
             --------------------------------
         Title: Executive Vice President
                and Chief Financial Officer